UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2019, the Board of Directors (“Board”) of the Federal Home Loan Bank of New York (“FHLBNY”) approved the amended and restated bylaws of the FHLBNY (as amended and restated, the “Bylaws”), attached hereto as Exhibit 3.2, and incorporated herein by reference.

The substantive amendments are summarized as follows:

1.
 At Article III, Section 1, Part (d): inclusion of a new Director removal provision.

2.
 At Article V, Section 1: the addition of First Vice Presidents to the types of officers the FHLBNY has.

3.
At Article V, Sections 5(a) and 7: revisions intended to acknowledge the Federal Housing Finance Agency’s (“FHFA”) recently revised indemnification regulation, which imposes new limitations on indemnification payments specifically with respect to administrative proceedings or civil actions that are initiated by the FHFA. In such cases, even if the indemnification or the advancement of expenses would be allowable under New York State law, under the new FHFA regulation, such indemnification payments are not allowed, except that:

(i)
the FHLBNY may pay premiums for any commercial insurance policy or fidelity bond for directors and officers to the extent that the insurance or fidelity bond covers expenses and restitution -- but not a judgment in favor of the FHFA or a civil money penalty imposed by the FHFA; and

(ii)
the FHLBNY may pay the expenses of defending an action in advance of its final disposition, but only if the Board first determines that the director or officer acted in good faith and that the payment will not materially adversely affect the Bank’s safety and soundness, and the director or officer agrees to repay those expenses under certain conditions.

4.
At Article VIII, Section 4: revision of the Budget provision to allow for expenditures to be paid by the FHLBNY in excess of the Board-approved Budget without having to obtain prior Board approval. Such variances will be reported to the Board.

Finally, a universal terminology change from “Bank” to “FHLBNY” was made throughout the Bylaws as part of an effort to enhance consistency in FHLBNY documents.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of the Federal Home Loan Bank of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: March 21, 2019	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer